SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2009

EDGAR Online, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32194	06-1447017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Washington Street Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 852-5666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 30, 2009, the Company entered into Amendment No. 1 (the “Amendment”) to the Services Agreement, dated September 30, 2008 (the “Agreement”) with R.R. Donnelley & Sons Company (“RR Donnelley”).

The Amendment establishes fee amounts and service levels for the second year of the term (calendar year 2010) and sets forth provisions relating to the manner in which the parties will negotiate fee amounts and service levels for the nine month period beginning January 1, 2011 and ending September 30, 2011, which constitutes the last year of the term of the Agreement. The Amendment also contains provisions relating to the manner in which the parties may negotiate fee amounts and service levels for any renewal terms following the initial three-year term. The Amendment also establishes an annual minimum fee (which is comprised of quarterly minimum fees) which RR Donnelley commits to pay the Company for XBRL translation services for 2010 and a method for increasing the volume of staffing and service capacity of the Company each quarter of 2010 should R.R. Donnelley necessitate more services based on its forecast.

The Amendment removes provisions in the Agreement pursuant to which RR Donnelley had agreed not to offer a competitive XBRL translation service to its customers and the Company had agreed not to partner with certain of RR Donnelley’s competitors to provide XBRL translation services for certain Securities and Exchange Commission filings. The Amendment also removes provisions in which the Company agreed to pay RR Donnelley an early termination fee should the Agreement end due to certain circumstances prior to the expiration of the initial three-year term.

Finally, the Amendment amends the Agreement’s non-solicitation provision pursuant to which the Company now agrees not to directly solicit (excluding general internet advertising and solicitations associated with the Company’s websites) any XBRL processing business from any customer of RR Donnelley (other than current customers of the Company) (i) for a period of four (4) months following the termination of the Agreement if RR Donnelley terminates the Agreement or (ii) for a period of six (6) months following the termination of the Agreement if the Company terminates the Agreement or if the Agreement is not renewed after the initial three-year term.

A copy of the Amendment as well as a press release issued by the Company on December 31, 2009 announcing the Amendment, is attached hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

99.1	Amendment No. 1, dated as of December 30, 2009, to the Services Agreement, by and between the Company and R.R. Donnelley & Sons Company, dated September 30, 2008. *

99.2	Press Release by the Company, dated December 31, 2009.

*	Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

	By:	/S/ PHILIP D. MOYER
Philip D. Moyer
Chief Executive Officer and President

Dated: January 4, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Amendment No. 1, dated as of December 30, 2009, to the Services Agreement, by and between the Company and R.R. Donnelley & Sons Company, dated September 30, 2008. *

99.2	Press Release by the Company, dated December 31, 2009.

*	Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.